UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: March 30, 2006

(Date of earliest event reported: February 28, 2006)

DUKE ENERGY CORPORATION

(Exact name of registrant as specified in charter)

NORTH CAROLINA (State or other jurisdiction of incorporation)	1-4928 (Commission File No.)	56-0205520 (IRS Employer Identification No.)

526 South Church Street Charlotte, North Carolina (Address of principal executive offices)	28202-1904 (Zip Code)

Registrant’s telephone number, including area code: 704-594-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 28, 2006, the registrant entered into an Amendment No. 1 to Credit Agreement (“Amendment”) dated as of February 28, 2006, with the banks listed therein (the “Banks”), Citibank N.A., as Administrative Agent, and Bank of America, N.A., as Syndication Agent. The amendment amends the $500,000,000 Amended and Restated Credit Agreement (“Credit Agreement”) dated as of June 30, 2005 by and among the registrant, the banks listed therein, Citibank N.A., as Administrative Agent, and Bank of America, N.A., as Syndication Agent. Pursuant to the Amendment, the Administrative Agent consented to the conversion of the registrant to Duke Power Company LLC, a North Carolina limited liability company, in accordance with the provisions of Part 2 of Article 11A of the North Carolina Business Corporation Act and Part 1 of Article 9A of the North Carolina Limited Liability Company Act. The conversion will occur following the consummation of that portion of the registrant’s business combination with Cinergy Corp. pursuant to which the registrant will merge into a subsidiary of Duke Energy Corporation, a Delaware corporation (“new Duke Energy”), and thereby become a wholly-owned subsidiary of new Duke Energy (the “registrant merger”). Also pursuant to the Amendment, the Banks waived the Event of Default (as defined in the Credit Agreement) that would otherwise arise by reason of the distribution of the registrant’s membership interest in Duke Capital LLC to new Duke Energy following consummation of the registrant merger.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated into this report by reference.

ITEM 8.01. OTHER EVENTS

On March 27, 2006, the registrant notified the North Carolina Utilities Commission (NCUC) that it accepted the NCUC Order, issued March 24, 2006, that approved the registrant’s planned merger with Cinergy Corp. The NCUC Order substantially accepted, and modified in part, an agreement previously reached between the registrant and the North Carolina Public Staff to resolve all relevant issues related to the NCUC’s merger review. With this order, all necessary regulatory and governmental approvals of the merger have been received.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

10.1

Amendment No. 1 to Credit Agreement (“Amendment”) dated as of February 28, 2006, by and among the registrant, the banks listed therein, Citibank N.A., as Administrative Agent, and Bank of America, N.A., as Syndication Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION By: /s/ Steven K. Young —————————————— Steven K. Young Vice President and Controller

Date: March 30, 2006

EXHIBIT INDEX

Exhibit Description

10.1

Amendment No. 1 to Credit Agreement (“Amendment”) dated as of February 28, 2006, by and among the registrant, the banks listed therein, Citibank N.A., as Administrative Agent, and Bank of America, N.A., as Syndication Agent.